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Exhibit 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  •
  the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ ARTHUR ZAFIROPOULO
Name: Arthur Zafiropoulo Title: Chief Executive Officer

I, Bruce Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  •
  the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ BRUCE WRIGHT
Name: Bruce Wright Title: Chief Financial Officer

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  Exhibit 99.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002